UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         August 3, 2010

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (949) 255-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01                      Regulation FD Disclosure.

On August 3, 2010, Sun Healthcare Group, Inc. (“Sun”) issued a press release announcing the proposed offering of its common stock in an underwritten public offering pursuant to a shelf registration statement previously filed with the Securities and Exchange Commission.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of Sun under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01                      Other Events.

In connection with the proposed offering described in Item 7.01, Sun is incorporating into its registration statement on Form S-3 (file number 333-150561) certain financial information, including pro forma financial information, not already included in that registration statement with respect to the assets and liabilities directly attributable to Sun’s real estate holdings that will be owned by Sabra Health Care REIT, Inc. at the conclusion of Sun’s previously announced plan to restructure its business by separating its real estate assets and its operating assets into two separate publicly traded companies.

Attached as Exhibit 99.2 hereto is a copy of the unaudited combined balance sheet of Sun Real Estate Properties, a combination of certain assets and liabilities of Sun, as of June 30, 2010 and the notes thereto, which is incorporated herein by reference.

Attached as Exhibit 99.3 hereto is a copy of the audited combined balance sheet of Sun Real Estate Properties, a combination of certain assets and liabilities of Sun, as of March 31, 2010 and the notes thereto, which is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Press Release, dated August 3, 2010
99.2	Unaudited Sun Real Estate Properties Combined Balance Sheet and notes thereto as of June 30, 2010
99.3	Audited Sun Real Estate Properties Combined Balance Sheet and notes thereto as of March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Mike Berg
Name: Mike Berg
Title: Secretary

Dated:  August 3, 2010

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Press Release, dated August 3, 2010
99.2	Unaudited Sun Real Estate Properties Combined Balance Sheet and notes thereto as of June 30, 2010
99.3	Audited Sun Real Estate Properties Combined Balance Sheet and notes thereto as of March 31, 2010